UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

XWELL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

FOR THE Special MEETING OF STOCKHOLDERS

TO BE HELD ON October 28, 2026

EXPLANATORY NOTE

On October 8, 2026, XWELL, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the special meeting of the Company’s stockholders (the “Special Meeting”) to be held virtually on October 28, 2026, at 10:00 a.m. Eastern Time. As previously disclosed, the board of directors of the Company has fixed the close of business on October 7, 2026, as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment(s) or postponement(s) thereof. Capitalized terms used in this supplement to the Proxy Statement (this “Supplement”) without definition have the same meanings as set forth in the Proxy Statement.

This Supplement is being filed to correct the number of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company issued and outstanding as of the Record Date. The Proxy Statement stated that 9,970,883 shares of Common Stock were issued and outstanding as of the Record Date. The correct number of shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date is 10,620,883. The difference reflects 650,000 shares of Common Stock issued in August 2026 pursuant to restricted stock awards granted to certain members of the Board that were inadvertently omitted from the number of shares outstanding reported in the Proxy Statement. Each such share is entitled to one vote on each matter to be acted upon at the Special Meeting.

This correction does not change the Record Date, the date, time or format of the Special Meeting, the proposals to be voted upon, the vote required to approve any proposal, or the recommendation of the Board.

This Supplement amends and restates a portion of each of the sections of the Proxy Statement titled “Summary,” “Questions and Answers About the Special Meeting and the Sale” and “The Special Meeting.”

This Supplement should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained herein, this Supplement does not otherwise modify, amend or supplement the Proxy Statement, and the information contained in the Proxy Statement should be considered in voting your shares. If you have already returned your proxy card or provided voting instructions, you do not need to take any action unless you wish to change your vote.

This Supplement is dated October 21, 2026 and is first being made available to stockholders on or about October 21, 2026.

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As corrected, the disclosures on pages 6 and 7 of the Proxy Statement in the section titled “Summary” and under the captions “Certain Other Agreements” and “Record Date; Stockholders Entitled to Vote” should read as follows:

Certain Other Agreements

Concurrently and in connection with the execution of the Purchase Agreement, (i) each member of the Board and each executive officer of XWELL who holds shares of XWELL’s common stock and (ii) American Ventures LLC Series XXIV XWELL (collectively, the “Support Parties”) entered into Support Agreements with the Buyer (collectively, the “Support Agreements”), in accordance with the terms and subject to the conditions of which the Support Parties have agreed to, among other things, vote all of their shares of common stock in favor of the approval and adoption of the Purchase Agreement and the Sale, vote against any alternative transaction, and be present at every stockholder meeting for quorum purposes. The Support Agreements also contain certain transfer restrictions and non-solicitation provisions applicable to the Support Parties (solely in their capacity as stockholders of XWELL). XWELL is not a party to the Support Agreements but is an express third-party beneficiary thereof.

American Ventures LLC Series XXIV XWELL also agreed in its Support Agreement to increase its maximum beneficial ownership threshold under its Series H Convertible Preferred Stock (the “Series H Preferred”) to 9.99% and to convert its Series H Preferred into shares of XWELL’s common stock prior to the record date for the stockholder meeting seeking Company stockholder approval. On July 7, 2026, in accordance with its Support Agreement, American Ventures LLC Series XXIV XWELL notified the Company that it was increasing its beneficial ownership threshold to 9.99%, and, on September 8, 2026, American Ventures LLC Series XXIV XWELL notified the Company that it was converting a portion of its Series H Preferred into 993,617 shares of Common Stock. As of the Record Date, such shares represented approximately 9.36% of the issued and outstanding shares of Common Stock.

Record Date; Stockholders Entitled to Vote

The Record Date for the Special Meeting is the close of business on October 7, 2026. Only holders of record of shares of Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. As of the Record Date, 10,620,883 shares of Common Stock were issued and outstanding.

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As corrected, the disclosure on page 11 of the Proxy Statement in the section titled “Questions and Answers About the Special Meeting and the Sale” under the caption “What is the record date and what does it mean?” should read as follows:

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on October 7, 2026 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. As of the Record Date, 10,620,883 shares of Common Stock were issued and outstanding.

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As corrected, the disclosures on pages 20 and 21 of the Proxy Statement in the section titled “The Special Meeting” under the captions “Record Date; Stockholders Entitled to Vote” and “Support Agreements” should read as follows:

Record Date; Stockholders Entitled to Vote

The Record Date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on October 7, 2026. The Record Date was established by the Board as required by Delaware law. As of the Record Date, 10,620,883 shares of Common Stock were issued and outstanding.

Holders of Common Stock at the close of business on the Record Date may vote at the Special Meeting.

Support Agreements

Concurrently with the execution of the Purchase Agreement, (i) each member of the Board and each executive officer of XWELL who holds shares of Common Stock and (ii) American Ventures LLC Series XXIV XWELL (collectively, the “Support Parties”) entered into support agreements with the Buyer (collectively, the “Support Agreements”). Pursuant to the Support Agreements, the Support Parties have agreed, among other things, to vote all of their shares of Common Stock in favor of the approval and adoption of the Purchase Agreement and the Sale, to vote against any alternative transaction, and to be present, virtually or by proxy, at every meeting of Company stockholders (including the Special Meeting and any adjournment, postponement, or rescheduling thereof) for purposes of establishing a quorum. The Support Agreements also impose certain transfer restrictions and non-solicitation obligations on the Support Parties, solely in their capacity as stockholders of XWELL. XWELL is not a party to the Support Agreements but is an express third-party beneficiary thereof. If the Special Meeting is adjourned, the Support Parties’ voting obligations will apply at the adjourned meeting, and any proxies previously submitted by the Support Parties will remain valid and be voted at the adjourned meeting in accordance with their prior instructions without requiring any new proxy submission, voting instruction, or other affirmative action by any Support Party.

American Ventures LLC Series XXIV XWELL also agreed, pursuant to its Support Agreement, to increase its maximum beneficial ownership threshold under its Series H Convertible Preferred Stock to 9.99% and to convert its Series H Convertible Preferred Stock into shares of Common Stock prior to the Record Date, so that the shares of Common Stock issuable upon such conversion may be voted at the Special Meeting. On July 7, 2026, in accordance with its Support Agreement, American Ventures LLC Series XXIV XWELL notified the Company that it was increasing its beneficial ownership threshold to 9.99%, and, on September 8, 2026, American Ventures LLC Series XXIV XWELL notified the Company that it was converting a portion of its Series H Preferred into 993,617 shares of Common Stock. As of the Record Date, such shares represented approximately 9.36% of the issued and outstanding shares of Common Stock.

As of the Record Date, the Support Parties beneficially owned, in the aggregate, approximately 26.4% of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

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